Phunware Appoints Mike Snavely as Chief Revenue Officer
AUSTIN, TX, September 8, 2023 (ORIGINAL: GLOBE NEWSWIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, announced today that Mike Snavely has been hired as the Company’s Chief Revenue Officer, effective September 12, 2023.
“I am delighted to rejoin Phunware, bringing my experience in SaaS, enterprise software, and channel development at this stage of the Company’s journey,” said Mike Snavely, Chief Revenue Officer of Phunware. “I look forward to working with the phenomenal people at Phunware to help the market reimagine how they engage their customers using our industry-leading, patented Location Services coupled with our hyperlocal mobile engagement platform.”
Mike most recently served as the General Manager of Vidable® AI in Madison, Wisconsin. Prior to joining Vidable®, Mike held several revenue leadership and strategic business development roles in technology companies in Austin, Texas and San Mateo, California, including Mutual Mobile, Phunware, and Tile. Mike holds a BA from the College of Wooster in Wooster, Ohio and a J.D. from The Ohio State University. He is licensed (inactive) as an attorney at law in the State of Ohio.
“Phunware is poised to accelerate the adoption of our Location Based Services Platform into our core markets and Mike brings exactly the skills and experience to help us reach more customers directly and through channel partners,” said Russ Buyse, Chief Executive Officer of Phunware. “His expertise in enterprise, mobile, and customer experience will help us expand the reach of our Platform to improve guest and patient experiences across hospitality, healthcare, and beyond.”
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About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience
Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & PhunToken) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://phunware.com, https://phunwallet.com, https://phuncoin.com, https://phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.
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